Goodwill and other intangibles	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Goodwill and other intangibles	Goodwill and other intangibles
Accounting policies
Goodwill represents the excess purchase price paid for a business acquisition over the fair value of the net assets acquired. Goodwill is tested annually for impairment in the fourth quarter, or more frequently if an indicator of impairment is identified.
The customer relationship intangible assets relate to historical business combinations and are amortized straight-line over 3 to 10 years.
Other intangibles are recorded at historical cost less accumulated amortization and impairment losses. Other intangibles include software which is amortized over periods of up to five years and non‑replaceable finite term timber rights which are amortized as the related timber volumes are logged.
Goodwill is allocated to CGUs or groups of CGUs that are expected to benefit from the synergies of the business combination from which it arose. The allocation is based on the lowest level at which goodwill is monitored internally.
Recoverability of goodwill is assessed by comparing the carrying value of the CGU or group of CGUs associated with the goodwill balance to its estimated recoverable amount, which is the higher of its estimated fair value less costs of disposal and its value in use.
An impairment loss is recorded if the carrying value exceeds the estimated recoverable amount. Goodwill impairment losses cannot be reversed.
Supporting information

	Goodwill	Customer Relationship Intangible	Other	Total
As at December 31, 2022	$1,944	$390	$24	$2,358
Additions	—	—	3	3
Amortization[1]	—	(53)	(9)	(62)
Foreign exchange	5	2	—	6
Transfers	—	—	4	4
Other	—	—	(2)	(2)
As at December 31, 2023	$1,949	$339	$20	$2,307

As at December 31, 2023
Cost	$1,949	$489	$80	$2,518
Accumulated amortization	—	(150)	(60)	(211)
Net	$1,949	$339	$20	$2,307

As at December 31, 2023	$1,949	$339	$20	$2,307
Additions	—	—	3	3
Amortization[1]	—	(53)	(9)	(63)
Impairment (note 17)	(70)	—	—	(70)
Foreign exchange	(1)	—	—	(1)
Other	—	—	2	2
As at December 31, 2024	$1,879	$285	$16	$2,180

As at December 31, 2024
Cost	$1,879	$489	$81	$2,448
Accumulated amortization	—	(203)	(65)	(268)
Net	$1,879	$285	$16	$2,180
1.Amortization of $63 million (2023 - $62 million) relates to selling, general and administration expense.
Goodwill
For the purposes of impairment testing, goodwill has been allocated to the following CGU groups:

	December 31,	December 31,
As at	2024	2023
Canadian lumber	$171	$171
U.S. lumber	409	409
North America EWP	1,280	1,280
Europe EWP	19	89
Total	$1,879	$1,949
The recoverable amounts of the above CGU groups as at December 31, 2024 were determined based on their estimated fair value less costs of disposal using discounted cash flow models. The fair value measurements were classified as Level 3 fair value measurements.
Cash flow forecasts were based on internal estimates for 2025 through 2028 and a terminal value. Key assumptions include production volumes, product pricing, operating costs, terminal multiple, and discount rate. Key assumptions were derived using external sources and historical data from internal sources. Specifically, product pricing has been estimated by reference to average historical prices as well as third-party analyst projections of long-term product pricing. Production volume and operating costs have been estimated by reference to historical data from internal sources. The post-tax discount rate used ranged from 10.8% to 12.8% (2023 - 10.2%).
We recorded an impairment loss of $70 million in relation to Europe EWP goodwill during the year ended December 31, 2024. The impairment loss was driven primarily by an extension of the expected duration of the recovery to mid-cycle profitability and weaker macroeconomic conditions in the U.K. and Europe.
OSB comprises the most significant component of our Europe EWP segment. We forecasted OSB production volumes ranging from 1,045 MMsf 3/8” to 1,321 MMsf 3/8” in determining the recoverable amount. The post-tax discount rate used in determining the recoverable amount of the Europe EWP CGU group was 12.8% (2023 – 10.2%).
The recoverable amount of the Europe EWP CGU group was determined to be $391 million. Following the impairment loss recognized in the Europe EWP CGU group, the recoverable amount was equal to the carrying amount. Therefore, any adverse movement in a key assumption would lead to further impairment.
The following table lists the key assumptions and sensitivities:

Key assumptions	Sensitivity of recoverable amount to a 1% change in assumption
Product pricing	$37 million
Production volumes	$8 million
Operating costs	$33 million
The estimated recoverable amounts of all other CGU groups exceeded their respective carrying amounts.
As it relates to the U.S. lumber CGU group, a reasonably possible change in certain key assumptions could cause the carrying amount to exceed the recoverable amount. We forecasted U.S. lumber production volumes ranging from 2,785 MMfbm to 3,250 MMfbm in determining the recoverable amount. The post-tax discount rate used in determining the recoverable amount of the U.S. lumber CGU group was 10.8% (2023 – 10.2%).
The estimated recoverable amount of the U.S. Lumber CGU group exceeded its carrying amount by approximately $140 million. The following table indicates the percentages by which key assumptions would need to change individually for the recoverable amount to equal the carrying amount: